EXCHANGE TRADED CONCEPTS TRUST

Capital link NEXTGEN Protocol ETF

NYSE Arca Ticker: KOIN

Supplement dated February 5, 2021 to the currently effective

Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the Capital Link NextGen Protocol ETF (the “Fund”) and should be read in conjunction with those documents.

Effective on or about February 28, 2021, the Fund’s name, index, and investment objective will change as follows:

	Current	New
Name	Capital Link NextGen Protocol ETF	Capital Link Global Fintech Leaders ETF
Index	ATFI Global NextGen Fintech Index	ATFI Global Fintech Leaders Index
Investment Objective	The Fund seeks to provide investment results that, before fees and expenses, track the performance of the ATFI Global NextGen Fintech Index.	The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the ATFI Global Fintech Leaders Index (the “Index”).

Specific revisions will be made to the Fund’s Prospectus in light of these changes as set forth below.

Principal Investment Strategies

The “Principal Investment Strategies” section will be replaced with the following:

The Fund will normally invest at least 80% of its total assets in securities of the Index. The Index was designed by Capital Link (the “Index Sponsor”) to measure the performance of a diversified group of publicly-listed companies considered by the Index Sponsor to be Fintech Leaders, as defined below. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Fintech Leaders.

The Index is constructed using a proprietary natural language processing (“NLP”) algorithmic stock selection methodology developed by ALLINDEX (the “Methodology”) that begins with an initial universe of companies that: (1) are listed on major stock exchanges of developed and emerging markets countries, as defined by ALLINDEX according to the rules-based Methodology; (2) have a minimum market capitalization of $100 million and a minimum average daily traded value for the last 6 months greater than or equal to $1 million; and (3) have a minimum free float market capitalization (shares publicly available for purchase on the stock market) equivalent to 10% of shares outstanding. Shares of common stock, units, tracking stocks, American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) are eligible for inclusion in the Index. Where securities of eligible companies have multiple share classes listed on major exchanges, the most liquid share class as determined by the average daily traded value for the sixth month period preceding the date companies are screened for inclusion. The Index may include China A-shares, which are shares of mainland China-based companies that trade on the Chinese stock exchanges.

From this initial universe, companies are screened according to the Methodology for their involvement in, investment in, or adoption of digital asset solutions and new technology solution providers using the NLP algorithm (“Fintech Leaders”). The NLP algorithm identifies a relationship between certain keywords that are representative of targeted investment trends and themes, as well as investment securities whose short- and long-term values are affected by such trends and themes. The NLP algorithm reads through a large volume of textual data on an online media platform and databases and identifies companies that are strongly tied to digital asset solutions and new technology solution providers.

These strongly-tied screened companies are then grouped into two “stakeholder” categories: (1) Digital Asset Providers (companies that use technology to increase operational efficiencies, optimize settlement processes, enhance the customer experience, increase data security/integrity, or create digital assets; and (2) Solutions Providers (companies that assist financial services businesses and organizations in the adoption and implementation of the latest technologies and applications). Companies are ranked within each stakeholder category based on a proprietary sentiment score calculated by the NLP algorithm. In order to limit overconcentration of the Index in a stakeholder category, the following rules are applied in constructing the final Index: (1) Index components are selected based on rankings within their stakeholder category; (2) the maximum number of Index components in each stakeholder category is capped consistent with the index methodology; and (3) components chosen for inclusion in the Index are equally weighted. Index components are reconstituted in June and December and rebalanced in March and September.

The term “digital asset” generally refers to a decentralized, peer-to-peer distributed ledger used to record transaction and ownership records. Transactions for a digital asset are permanently recorded on a ledger, which reflect all transactions that have been recorded and authenticated by network participants. Companies across a wide variety of industries are exploring the possible applications of digital assets to their business, including commodity trading firms, financial services companies, and companies in the transportation industry. As a result, the Index may include equity securities of operating companies that focus on or have exposure to a wide variety of industries, and the economic fortunes of companies eligible for inclusion in the Index may have minimal ties to blockchain. The Fund will not invest in cryptocurrency directly or indirectly through the use of derivatives. The Fund also will not invest in initial coin offerings. The Fund may, however, have indirect exposure to cryptocurrency by virtue of its investments in companies that may use one or more cryptocurrencies as part of their business activities.

The Fund employs a “passive management” investment strategy designed to track the performance of the Index. Exchange Traded Concepts, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its total assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

The Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors.

Capital Link and ALLINDEX are not affiliates of the Fund or the Adviser. The Index is calculated and administered by Solactive AG, which is not an affiliate of the Fund, the Adviser or the Index Sponsor. The Adviser has entered into a license agreement with the Index Sponsor pursuant to which the Adviser pays a fee to use the Index. The Adviser is sublicensing rights to the Index to the Fund at no charge.

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Principal Risks of Investing in the Fund

Under “Principal Risks”, “Blockchain Technology Risk” will be deleted and the following will be added:

China A-Shares Investment Risk. The liquidity of the A-shares market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of other markets because the Chinese government restricts the flow of capital into and out of the A-shares market. The Fund may experience losses due to illiquidity of the Chinese securities markets or delay or disruption in execution or settlement of trades. The Fund’s investments in A-shares may become subject to frequent and widespread trading halts.

In addition, Stock Connect, which is a securities trading and clearing link between the mainland China stock exchanges and the Hong Kong stock exchange, only operates on days when the Chinese and Hong Kong stock markets are each open for trading and when banks in each market are open on the corresponding settlement days. The Fund may purchase and sell A-shares through Stock Connect only on days when Stock Connect and U.S. markets are open for trading. Therefore, if it is a normal trading day for the Chinese market but Hong Kong and/or U.S. markets are closed, the Fund will not be able to trade any A-shares. The Fund may be subject to the risk of price fluctuations in A-shares on such days. The Fund is also subject to the risk that it will not be able to buy or sell A-shares in a timely manner on days when the U.S. markets are open but Stock Connect is not.

Digital Assets Risk. The technology relating to digital assets is new and developing. Digital asset technology is used by companies to optimize their business practices, whether by using the technology within their business or operating business lines involved in the operation of the technology. Currently, there are few public companies for which digital asset technology represents an attributable and significant revenue stream. Digital asset technology may never develop optimized transactional processes that lead to increased realized economic returns to any company in which the Fund invests. In addition, an investment in companies actively engaged in digital asset technology may be subject to the risks:

•	that digital asset technology is new and many of its uses may be untested; that the cryptographic keys necessary to transact on a digital asset ledger may be subject to theft, loss, or destruction; that competing platforms and technologies may be developed such that consumers or investors use an alternative to digital assets;

•	that companies that use digital asset technology may be subject to cybersecurity risk; that companies may not be able to develop digital asset technology applications or may not be able to capitalize on those technologies;

•	that digital asset companies may be subject to the risks posed by conflicting intellectual property claims;

•	that there may be a lack of liquid markets and possible manipulation of digital assets;

•	that there may be risks posed by the lack of regulation in this space; and

•	that digital asset systems built using third party products may be subject to technical defects or vulnerabilities beyond a company’s control.

Changes to Fund Management

Penserra Capital Management LLC no longer serves as the Fund’s sub-adviser. Exchange Traded Concepts, LLC continues to serve as the Fund’s investment adviser, and the following persons serve as the Fund’s portfolio managers:

Andrew Serowik. Mr. Serowik joined the Adviser from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in finance.

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Travis Trampe. Mr. Trampe joined the Adviser in May 2018 and has over 17 years of investment management experience. Prior to joining the Adviser, Mr. Trampe served as a portfolio manager for over ten years for passive and active strategies including fully replicated, optimized and swap-based funds for Invesco PowerShares, FocusShares and other sponsors. He has extensive knowledge in trading, research, and analysis within US and Global Equity markets, including UCITS. He was responsible for building internal portfolio management capabilities, trading and infrastructure and daily operations. He graduated with Highest Distinction Honors from the Nebraska Wesleyan University in 1994 with a Bachelor of Science degree in finance and a minor in mathematics.

Todd Alberico. Mr. Alberico joined the Adviser in November 2020, having spent the past 14 years in ETF trading at Goldman Sachs, Cantor Fitzgerald, and, most recently, Virtu Financial. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in NY with a Bachelor of Science degree in Finance.

Gabriel Tan. Mr. Tan joined the Adviser in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning.

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